UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	August 31, 2020

Date of reporting period:	For the period December 31, 2019 (commencement of operations) to August 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Income Strategies Portfolio

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Income Strategies
Portfolio

Annual report
8 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

October 13, 2020

Dear Fellow Shareholder:

As the world continues to confront the challenges of the COVID-19 pandemic, financial markets, it seems, are enjoying a respite from fear. U.S. markets rallied this summer despite many challenges that weighed down economic activity, including the public health impact of the pandemic, high unemployment, and tensions related to calls for racial equity. In this context, Putnam continues to pursue superior investment performance for you and your fellow shareholders while also working toward its goals of improving diversity and inclusion within its organization.

We would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. The fund’s shares have no initial sales charge or CDSC. See below and pages 8-9 for additional performance information. For a portion of the period, the fund had an expense limitation, without which the return would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, call 1-800-225-1581 toll free.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

This comparison shows your fund’s performance in the context of broad market indexes since fund inception on 12/31/19 through 8/31/20. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

2 Income Strategies Portfolio

How were market conditions during the eight-month reporting period?

Global financial markets proved to be surprisingly resilient during this period. All major U.S. equity indexes have climbed for five consecutive months after a volatile February and March 2020 caused by the COVID-19 pandemic and the collapse in oil prices. The S&P 500 Index, a broad measure of U.S. stock performance, advanced 9.74%. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. investment-grade fixed-income securities, gained 6.85% and the ICE BofA U.S. 3-Month Treasury Bill Index rose 0.62% during the eight-month period.

The rally has been fueled by stimulus from Congress and the Federal Reserve [Fed], signs of economic revival, and progress toward a COVID-19 vaccine. The Fed cut interest rates to near zero in mid-March, unleashed a torrent of bond-buying programs to help stabilize the markets, and signaled that it was likely to keep borrowing costs low for an extended period. These actions have increased liquidity in the bond markets and, in turn, stabilized spreads. The yield on the 10-year Treasury note ended August 2020 at 0.72% compared with 1.88%

Income Strategies Portfolio 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/20. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Income Strategies Portfolio

at the beginning of the calendar year. Central banks across Europe, Asia, and other regions also rolled out COVID-19 stimulus measures.

Still, some investors are bracing for a slower recovery amid ongoing spikes in COVID-19 cases, and a prolonged legislative gridlock on a new stimulus package. Democrats and Republicans have been at an impasse over the next virus relief bill since talks broke off in early August. In addition, the U.S. presidential election campaigns will kick into full gear over the next month.

How did the fund, which launched in December 2019, perform? Could you summarize the fund’s investment strategies?

The fund advanced 4.94% during the eight-month period and underperformed its benchmark, the Putnam Income Strategies Blended Benchmark, which rose 6.03%. The benchmark was driven primarily by strength in U.S. and international equities, and to a lesser extent by global fixed-income securities.

The fund invests in a combination of bonds and common stocks of U.S. and non-U.S. companies. The target allocation for the portfolio is 25% stocks and 75% bonds. The fund can invest in bonds, including mortgage-backed investments, with short- to long-term maturities that can be either investment grade or below investment grade. In equities, the fund invests in U.S. and foreign companies of any size including growth and/or value stocks.

What strategies contributed to performance and what detracted?

Overall, our asset allocation decisions slightly added to performance. During the period, we

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Strategies Portfolio 5

were active in adjusting our allocation mix. The strategies were slightly underweight equity risk and interest-rate risk relative to the custom blended benchmark. The portfolio benefited from strong allocation calls during the first quarter of 2020. We shifted to a relative underweight position in equity risk to start the year, which proved beneficial as COVID-19 fears sent equity markets into a tailspin.

For our fixed-income allocations, the fund had an underweight position to credit risk relative to the custom blended benchmark. These allocation decisions were beneficial to the fund, especially during the height of market volatility. Some of these gains were given back early in the second quarter of 2020, as our underweight position to equities detracted when markets rebounded from their lows in late March. We shifted equity risk to neutral in mid-April and to slightly underweight in May. In fixed income, the portfolio was slightly underweight interest-rate risk and slightly overweight credit risk. In the latter part of the period, our slight overweight to credit risk aided performance, as spreads continued to tighten. However, our slight underweight position to equity risk detracted as markets extended their rally.

Our active implementation decisions detracted from benchmark-relative performance. Our stock selection within U.S. large cap weighed on results, but this loss was mitigated by slight selection strength in our U.S. large-cap value sleeve. Fund performance was also slightly weakened by our security selection in high-yield credit.

What is your near-term outlook for the markets?

Global financial markets rebounded as governments and central banks introduced stimulus measures to reduce the economic impact of the lockdowns. However, in our view, the biggest risk on the horizon is the further spread of COVID-19 and its effects on growth, corporate earnings, and cash flows. For stocks, we don’t expect to see a significant pullback. In corporate credit, both investment-grade and high-yield bonds advanced and spreads tightened, mirroring the strength seen across equity markets. We believe credit markets

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Income Strategies Portfolio

will continue to improve amid the Fed’s unprecedented backstop.

Fed officials have reiterated their pledge to maintain aggressive measures to support the economy and have pinned the policy rate near zero. Therefore, we expect short-term rates to remain near record lows for the remainder of this year. In August 2020, the central bank helped further buoy investor optimism by announcing a shift in its approach to monetary policy. The Fed will drop its longstanding practice of preemptively lifting rates to head off higher inflation and has signaled that it wants inflation to rise modestly above the 2% target.

Against this backdrop, we continue to have conviction in our investment strategies. As for asset allocation, we will continue to take a tactical approach, adjusting the fund’s exposure across various markets as conditions warrant. We will continue to monitor equity and fixed-income markets and add securities when we see more attractive valuation levels.

How did the fund use derivatives?

The fund used futures contracts to manage exposure to market risk and to equitize cash. The fund used total return swaps to hedge sector exposure, to gain exposure as well as to manage exposure to specific sectors or industries, and to manage exposure to specific securities. The fund also used total return swaps to gain exposure to a basket of securities, and to gain exposure to specific markets or countries.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective with its August 2020 dividend, the fund moved its distribution policy from annual to monthly to align with the distribution frequency of Putnam Retirement Advantage Maturity Fund, which invests all of its assets in Putnam Income Strategies Portfolio.  The fund’s first monthly dividend was paid August 21, 2020.

Income Strategies Portfolio 7

Your fund’s performance

This section shows your fund’s performance, price and distribution information since fund inception on December 31, 2019 through August 31, 2020, the end of its initial fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current private placement memorandum (PPM). Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. The fund’s shares are not available to all investors. See the Terms and definitions section in this report for description of the fund’s shares.

Fund performance Total return for the period ended 8/31/20

The Fund
(12/31/19)
(inception date)	Net asset value
Life of fund	4.94%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The fund’s shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, the fund had an expense limitation, without which the return would have been lower.

Comparative index return For the period ended 8/31/20

Putnam Income
Strategies
Blended
Benchmark
Life of fund	6.03%

Index results should be compared with fund performance at net asset value.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

8 Income Strategies Portfolio

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

Fund price and distribution information For the period from 12/31/19 (commencement of operations) to 8/31/20

Distributions	The Fund
Number	1
Income	$0.004
Capital gains	—
Total	$0.004
Net
asset
Share value	value
12/31/19*	$10.00
8/31/20	10.49

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

*Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/20

The Fund
(12/31/19)
(inception date)	Net asset value
Life of fund	3.68%

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Income Strategies Portfolio 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s private placement memorandum or talk to your financial representative.

Expense ratios

Fund
Estimated net expenses for the fiscal year ended 8/31/20*†	0.20%
Estimated total annual operating expenses for the fiscal year ended 8/31/20*	0.59%
Annualized expense ratio for the six-month period ended 8/31/20‡	0.20%

Estimated fiscal year expense information in this table is taken from the most recent private placement memorandum, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on estimated amounts for the current fiscal year.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/20.

‡ Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on fiscal year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 3/1/20 to 8/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Fund
Expenses paid per $1,000*†	$1.04
Ending value (after expenses)	$1,058.90

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Income Strategies Portfolio

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/20, use the following calculation method. To find the value of your investment on 3/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Fund
Expenses paid per $1,000*†	$1.02
Ending value (after expenses)	$1,024.13

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/20.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Strategies Portfolio 11

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

12 Income Strategies Portfolio

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Share class

The fund’s shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to Putnam fund of funds.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Income Strategies Portfolio 13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from December 31, 2019 (commencement of operations) to June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2020, Putnam employees had approximately $505,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Income Strategies Portfolio

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Income Strategies Portfolio 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2020, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2020, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2020 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2020. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees took into consideration (as noted below) that the fund pays no management fee under its management, sub-management and sub-advisory contracts and that the fund’s only shareholders are other Putnam funds that pay management fees to Putnam Management. In this context, the Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

16 Income Strategies Portfolio

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund (except for those funds, including your fund, that had only recently commenced operations), recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees noted that the fund pays no management fee to Putnam Management and that the only shareholders of the fund are other Putnam funds that pay management fees to Putnam Management. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio (except for those funds, including your fund, that had only recently commenced operations). In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations. For specified open-end funds, including your fund, Putnam Management has agreed to implement a contractual expense limitation of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2019. Because your fund was not yet operational during the time period considered by the Trustees, the Trustees did not consider the effect that this expense limitation may have had on your fund’s expenses. Putnam Management has agreed to maintain this expense limitation until at least December 30, 2021. The support of Putnam Management for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

For each fund (except for those funds, including your fund, that had only recently commenced operations), the Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included the fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of the fund’s relative standing. The fee and expense data reported by Broadridge as of December 31, 2019 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund (except for those funds, including your fund, that had only recently commenced operations), the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

Income Strategies Portfolio 17

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, and model-only separately managed accounts. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, 2019 was a strong year of performance for The Putnam Funds, with the Putnam funds, on an asset-weighted basis, ranking in the top quartile of their Lipper Inc. (“Lipper”) peers for the year ended December 31, 2019. For those funds that are evaluated based on their total returns versus selected investment benchmarks, the Trustees observed that the funds, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2019. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, was exceptionally strong over both the short and long term, with The Putnam Funds ranking as the 8th best performing mutual fund complex out of 55 complexes for the one-year period ended December 31, 2019 and the 8th best performing mutual fund complex out of 45 complexes for the ten-year period, with 2019 marking the third consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also noted that The Putnam Funds ranked 26th out of 52 complexes for the five-year period ended December 31, 2019. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 22 of the funds were four- or five-star rated at the end of 2019 and that this included five funds that had achieved a five-star rating. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2019 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

18 Income Strategies Portfolio

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. Because your fund had only recently commenced operations (the fund commenced operations on December 31, 2019), the Trustees did not consider your fund’s performance in connection with their consideration of your fund’s management, sub-management and sub-advisory contracts.

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2019 to strengthen its investment team.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees noted that, in 2019, they had approved the elimination of a fund expense recapture program, whereby a portion of available soft dollars were used to pay fund expenses, and that the amount of commissions allocated to that program were instead used to increase, by a corresponding amount, the budget allocated for execution services. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Income Strategies Portfolio 19

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Income Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Income Strategies Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Income Strategies Portfolio (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of August 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period from December 31, 2019 (commencement of operations) through August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations, changes in its net assets and the financial highlights for the period from December 31, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 13, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Income Strategies Portfolio 21

The fund’s portfolio 8/31/20

COMMON STOCKS (25.7%)*	Shares	Value
Basic materials (0.3%)
Ashland Global Holdings, Inc.	23	$1,695
Axalta Coating Systems, Ltd. †	167	3,983
Celanese Corp.	25	2,529
CF Industries Holdings, Inc.	188	6,134
DuPont de Nemours, Inc.	90	5,018
Eastman Chemical Co.	87	6,361
NewMarket Corp.	6	2,235
PPG Industries, Inc.	31	3,732
Reliance Steel & Aluminum Co.	32	3,356
Sherwin-Williams Co. (The)	2	1,342
		36,385
Capital goods (1.8%)
Allison Transmission Holdings, Inc.	104	3,730
AptarGroup, Inc.	38	4,499
Avery Dennison Corp.	63	7,270
Berry Global Group, Inc. †	101	5,206
Caterpillar, Inc.	23	3,273
Crown Holdings, Inc. †	55	4,227
Cummins, Inc.	96	19,896
Curtiss-Wright Corp.	15	1,535
Dover Corp.	58	6,371
Honeywell International, Inc.	174	28,806
Johnson Controls International PLC	292	11,893
Lockheed Martin Corp.	136	53,075
Northrop Grumman Corp.	77	26,381
Otis Worldwide Corp.	174	10,945
Republic Services, Inc.	65	6,027
Silgan Holdings, Inc.	58	2,207
Teledyne Technologies, Inc. †	13	4,077
Waste Management, Inc.	97	11,058
		210,476
Communication services (1.3%)
AT&T, Inc.	481	14,339
Charter Communications, Inc. Class A †	20	12,312
Comcast Corp. Class A	700	31,367
Crown Castle International Corp. R	109	17,794
Equinix, Inc. R	21	16,585
Verizon Communications, Inc.	1,111	65,849
		158,246
Conglomerates (0.1%)
AMETEK, Inc.	83	8,358
		8,358
Consumer cyclicals (2.8%)
Amazon.com, Inc. †	53	182,901
Best Buy Co., Inc.	134	14,862
Booking Holdings, Inc. †	1	1,910
Booz Allen Hamilton Holding Corp.	113	9,951
Brunswick Corp.	89	5,508

22 Income Strategies Portfolio

COMMON STOCKS (25.7%)* cont.	Shares	Value
Consumer cyclicals cont.
Clorox Co. (The)	70	$15,645
Discovery, Inc. Class A †	134	2,957
Dollar General Corp.	64	12,920
Extended Stay America, Inc. (Units)	133	1,661
Hilton Worldwide Holdings, Inc.	136	12,289
Lennar Corp. Class A	34	2,544
Liberty Media Corp.-Liberty SiriusXM Class C †	101	3,636
Madison Square Garden Entertainment Corp. †	16	1,203
Moody’s Corp.	5	1,473
Nielsen Holdings PLC	154	2,353
Polaris, Inc.	69	6,972
PulteGroup, Inc.	326	14,536
Scotts Miracle-Gro Co. (The) Class A	14	2,359
Sirius XM Holdings, Inc.	576	3,381
Target Corp.	116	17,540
Tempur Sealy International, Inc. †	35	2,994
TransUnion	17	1,474
Walmart, Inc.	22	3,055
		324,124
Consumer staples (1.9%)
Altria Group, Inc.	257	11,241
Campbell Soup Co.	50	2,631
Coca-Cola Co. (The)	671	33,235
Constellation Brands, Inc. Class A	26	4,796
Costco Wholesale Corp.	6	2,086
Hershey Co. (The)	79	11,743
McDonald’s Corp.	148	31,601
Mondelez International, Inc. Class A	288	16,825
PepsiCo, Inc.	244	34,175
Procter & Gamble Co. (The)	470	65,015
Sysco Corp.	108	6,495
		219,843
Energy (0.4%)
Chevron Corp.	362	30,383
Schlumberger, Ltd.	618	11,748
		42,131
Financials (2.9%)
Aflac, Inc.	357	12,966
AGNC Investment Corp. R	470	6,632
Allstate Corp. (The)	206	19,158
Ally Financial, Inc.	242	5,537
American Campus Communities, Inc. R	36	1,220
American Financial Group, Inc.	25	1,671
Ameriprise Financial, Inc.	84	13,171
Apartment Investment and Management Co. Class A R	61	2,198
AvalonBay Communities, Inc. R	33	5,216
Boston Properties, Inc. R	37	3,214
Camden Property Trust R	33	3,001
Capital One Financial Corp.	124	8,560

Income Strategies Portfolio 23

COMMON STOCKS (25.7%)* cont.	Shares	Value
Financials cont.
CBRE Group, Inc. Class A †	110	$5,173
Citigroup, Inc.	757	38,698
Cousins Properties, Inc. R	101	3,015
Discover Financial Services	148	7,856
Duke Realty Corp. R	141	5,436
Equitable Holdings, Inc.	208	4,408
Equity Commonwealth R	73	2,291
Equity Lifestyle Properties, Inc. R	42	2,784
Equity Residential R	75	4,234
Essex Property Trust, Inc. R	37	8,011
Fidelity National Financial, Inc.	106	3,480
Gaming and Leisure Properties, Inc. R	64	2,326
Goldman Sachs Group, Inc. (The)	50	10,244
Invitation Homes, Inc. R	206	5,898
Jones Lang LaSalle, Inc.	13	1,340
JPMorgan Chase & Co.	610	61,116
Lincoln National Corp.	144	5,191
LPL Financial Holdings, Inc.	31	2,547
MetLife, Inc.	648	24,922
MGIC Investment Corp.	243	2,228
Morgan Stanley	372	19,441
Popular, Inc. (Puerto Rico)	46	1,704
Principal Financial Group, Inc.	146	6,148
Reinsurance Group of America, Inc.	22	2,017
SEI Investments Co.	54	2,827
SLM Corp.	427	3,262
Starwood Property Trust, Inc. R	88	1,373
Synchrony Financial	518	12,852
Unum Group	237	4,380
Virtu Financial, Inc. Class A	149	3,849
		341,595
Health care (3.4%)
10x Genomics, Inc. Class A †	29	3,324
Abbott Laboratories	265	29,010
AbbVie, Inc.	135	12,929
ABIOMED, Inc. †	38	11,690
Alkermes PLC †	147	2,431
Alnylam Pharmaceuticals, Inc. †	19	2,520
Amgen, Inc.	40	10,133
Biogen, Inc. †	55	15,820
Bristol-Myers Squibb Co.	235	14,617
Cardinal Health, Inc.	215	10,913
Cigna Corp.	74	13,125
Edwards Lifesciences Corp. †	274	23,520
Eli Lilly and Co.	141	20,923
Hill-Rom Holdings, Inc.	51	4,783
Hologic, Inc. †	213	12,720
Humana, Inc.	63	26,156
Immunomedics, Inc. †	51	2,273

24 Income Strategies Portfolio

COMMON STOCKS (25.7%)* cont.	Shares	Value
Health care cont.
Jazz Pharmaceuticals PLC †	58	$7,795
Johnson & Johnson	255	39,120
Medtronic PLC	359	38,582
Merck & Co., Inc.	362	30,868
Neurocrine Biosciences, Inc. †	11	1,281
Pfizer, Inc.	321	12,131
Regeneron Pharmaceuticals, Inc. †	33	20,458
Sarepta Therapeutics, Inc. †	30	4,393
Thermo Fisher Scientific, Inc.	20	8,580
Vertex Pharmaceuticals, Inc. †	43	12,002
Zimmer Biomet Holdings, Inc.	79	11,130
		403,227
Technology (9.6%)
Activision Blizzard, Inc.	351	29,316
Adobe, Inc. †	122	62,634
Akamai Technologies, Inc. †	32	3,726
Alphabet, Inc. Class A †	81	131,992
Amdocs, Ltd.	86	5,266
Apple, Inc.	1,720	221,949
Atlassian Corp PLC Class A (Australia) †	59	11,314
CACI International, Inc. Class A †	14	3,279
Cadence Design Systems, Inc. †	140	15,527
Cisco Systems, Inc.	1,166	49,229
DocuSign, Inc. †	144	32,112
Dropbox, Inc. Class A †	116	2,456
eBay, Inc.	807	44,207
Facebook, Inc. Class A †	62	18,178
Fair Isaac Corp. †	21	8,837
Fortinet, Inc. †	148	19,537
Garmin, Ltd.	57	5,906
Gentex Corp.	128	3,462
GoDaddy, Inc. Class A †	189	15,816
IBM Corp.	25	3,083
Inphi Corp. †	110	12,538
Intuit, Inc.	137	47,318
Jack Henry & Associates, Inc.	58	9,594
KLA Corp.	64	13,129
Leidos Holdings, Inc.	120	10,859
Microsoft Corp.	499	112,539
NVIDIA Corp.	64	34,239
Okta, Inc. †	89	19,168
Palo Alto Networks, Inc. †	8	2,059
Qualcomm, Inc.	508	60,503
Rockwell Automation, Inc.	67	15,446
ServiceNow, Inc. †	64	30,849
Synopsys, Inc. †	65	14,385
Take-Two Interactive Software, Inc. †	83	14,209
Veeva Systems, Inc. Class A †	100	28,227
Xilinx, Inc.	147	15,312
		1,128,200

Income Strategies Portfolio 25

COMMON STOCKS (25.7%)* cont.		Shares	Value
Transportation (0.3%)
Delta Air Lines, Inc.		393	$12,124
Expeditors International of Washington, Inc.		95	8,397
Old Dominion Freight Line, Inc.		35	7,076
Union Pacific Corp.		18	3,464
			31,061
Utilities and power (0.9%)
AES Corp. (The)		106	1,882
American Electric Power Co., Inc.		222	17,500
Entergy Corp.		73	7,237
Exelon Corp.		430	15,871
IDACORP, Inc.		19	1,708
Kinder Morgan, Inc.		794	10,973
NRG Energy, Inc.		199	6,848
Pinnacle West Capital Corp.		69	5,061
Public Service Enterprise Group, Inc.		175	9,142
Southern Co. (The)		450	23,481
Vistra Energy Corp.		354	6,799
			106,502
Total common stocks (cost $2,699,839)			$3,010,148

INVESTMENT COMPANIES (2.4%)*		Shares	Value
SPDR S&P 500 ETF Trust S		709	$247,661
SPDR S&P MidCap 400 ETF Trust		91	31,977
Total investment companies (cost $250,894)			$279,638

	Principal amount/
SHORT-TERM INVESTMENTS (75.1%)*		shares	Value
Putnam Cash Collateral Pool, LLC 0.24% [d]	Shares	214,650	$214,650
Putnam Short Term Investment Fund Class P 0.21% L	Shares	8,498,173	8,498,173
U.S. Treasury Bills 0.096%, 10/27/20 #		$75,000	74,987
Total short-term investments (cost $8,787,811)			$8,787,810

TOTAL INVESTMENTS
Total investments (cost $11,738,544)			$12,077,596

Key to holding’s abbreviations

ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 31, 2019 (commencement of operations) through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $11,707,844.

† This security is non-income-producing.

26 Income Strategies Portfolio

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $50,995 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

d Affiliated company. See Notes 1 and 6 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $54,358 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 8/31/20
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	2	$190,999	$190,010	Sep-20	$12,190
Russell 2000 Index E-Mini (Long)	1	78,094	78,065	Sep-20	10,377
S&P 500 Index E-Mini (Short)	3	525,047	524,835	Sep-20	(49,899)
Unrealized appreciation					22,567
Unrealized (depreciation)					(49,899)
Total					$(27,332)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/20
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$2,762,677	$2,738,845	$—	7/5/22	(1 month USD-	iShares Core U.S.	$(25,278)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
2,288,301	2,268,561	—	7/5/22	(1 month USD-	iShares Core U.S.	(20,937)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
250,740	248,577	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,294)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
200,068	199,335	—	7/5/22	(1 month USD-	iShares Core U.S.	(758)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
186,264	184,657	—	7/5/22	(1 month USD-	iShares Core U.S.	(1,704)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
119,400	118,370	—	7/5/22	(1 month USD-	iShares Core U.S.	(1,092)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly

Income Strategies Portfolio 27

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$112,236	$111,268	$—	7/5/22	(1 month USD-	iShares Core U.S.	$(1,027)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
87,043	86,292	—	7/5/22	(1 month USD-	iShares Core U.S.	(796)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
45,014	44,625	—	7/5/22	(1 month USD-	iShares Core U.S.	(412)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
750,779	749,369	—	7/5/22	(1 month USD-	iShares IBOXX High	(1,647)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
673,001	671,737	—	7/5/22	(1 month USD-	iShares IBOXX High	(1,476)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
85,190	85,030	—	7/5/22	(1 month USD-	iShares IBOXX High	(187)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
66,022	65,898	—	7/5/22	(1 month USD-	iShares IBOXX High	(145)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
65,021	65,048	—	7/5/22	(1 month USD-	iShares IBOXX High	22
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
41,402	41,325	—	7/5/22	(1 month USD-	iShares IBOXX High	(91)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
40,380	40,304	—	7/5/22	(1 month USD-	iShares IBOXX High	(89)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
18,827	18,792	—	7/5/22	(1 month USD-	iShares IBOXX High	(41)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
13,630	13,605	—	7/5/22	(1 month USD-	iShares IBOXX High	(31)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
Upfront premium received		—		Unrealized appreciation		22
Upfront premium (paid)		—		Unrealized (depreciation)		(58,005)
Total		$—		Total		$(57,983)

28 Income Strategies Portfolio

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$36,385	$—	$—
Capital goods	210,476	—	—
Communication services	158,246	—	—
Conglomerates	8,358	—	—
Consumer cyclicals	324,124	—	—
Consumer staples	219,843	—	—
Energy	42,131	—	—
Financials	341,595	—	—
Health care	403,227	—	—
Technology	1,128,200	—	—
Transportation	31,061	—	—
Utilities and power	106,502	—	—
Total common stocks	3,010,148	—	—

Investment companies	279,638	—	—
Short-term investments	8,498,173	289,637	—
Totals by level	$11,787,959	$289,637	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(27,332)	$—	$—
Total return swap contracts	—	(57,983)	—
Totals by level	$(27,332)	$(57,983)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 29

Statement of assets and liabilities 8/31/20

ASSETS
Investment in securities, at value, including $209,586 of securities on loan (Note 1)
Unaffiliated issuers (identified cost $3,025,721)	$3,364,773
Affiliated issuers (identified cost $8,712,823) (Notes 1 and 6)	8,712,823
Cash	26,811
Dividends and interest receivable	6,276
Receivable from Manager (Note 2)	60,788
Receivable for variation margin on futures contracts (Note 1)	612
Unrealized appreciation on OTC swap contracts (Note 1)	22
Unamortized offering costs (Note 1)	44,710
Prepaid assets	9
Total assets	12,216,824

LIABILITIES
Payable for shares of the fund repurchased	920
Payable for custodian fees (Note 2)	12,000
Payable for administrative services (Note 2)	14
Payable for auditing and tax fees	79,318
Payable for variation margin on futures contracts (Note 1)	2,150
Payable for offering costs (Note 1)	135,235
Unrealized depreciation on OTC swap contracts (Note 1)	58,005
Collateral on securities loaned, at value (Note 1)	214,650
Other accrued expenses	6,688
Total liabilities	508,980

Net assets	$11,707,844

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$11,170,000
Total distributable earnings (Note 1)	537,844
Total — Representing net assets applicable to capital shares outstanding	$11,707,844

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per fund share
($11,707,844 divided by 1,115,951 shares)	$10.49

The accompanying notes are an integral part of these financial statements.

30 Income Strategies Portfolio

Statement of operations For the period 12/31/19 (commencement of operations) to 8/31/20

INVESTMENT INCOME
Interest (including interest income of $25,103 from investments in affiliated issuers) (Note 6)	$25,715
Dividends (net of foreign tax of $2)	24,135
Securities lending (net of expenses) (Notes 1 and 6)	37
Total investment income	49,887

EXPENSES
Custodian fees (Note 2)	12,000
Trustee compensation and expenses (Note 2)	184
Administrative services (Note 2)	100
Amortization of offering costs (Note 1)	90,525
Auditing and tax fees	79,358
Other	10,610
Fees waived and reimbursed by Manager (Note 2)	(182,776)
Total expenses	10,001
Expense reduction (Note 2)	—
Net expenses	10,001

Net investment income	39,886

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(11,701)
Futures contracts (Note 1)	(16,468)
Swap contracts (Note 1)	276,847
Total net realized gain	248,678
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	339,052
Futures contracts	(27,332)
Swap contracts	(57,983)
Total change in net unrealized appreciation	253,737

Net gain on investments	502,415

Net increase in net assets resulting from operations	$542,301

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 31

Statement of changes in net assets

For the period 12/31/19
(commencement of
INCREASE IN NET ASSETS	operations) to 8/31/20
Operations
Net investment income	$39,886
Net realized gain on investments	248,678
Change in net unrealized appreciation of investments	253,737
Net increase in net assets resulting from operations	542,301
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(4,457)
Increase from capital share transactions (Note 4)	6,170,000
Total increase in net assets	6,707,844

NET ASSETS
Beginning of period (Note 5)	5,000,000
End of year	$11,707,844

The accompanying notes are an integral part of these financial statements.

32 Income Strategies Portfolio

This page left blank intentionally.

Income Strategies Portfolio 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Fund
August 31, 2020 †	$10.00	.05	.44	.49	—[e]	—[e]	$10.49	4.94*	$11,708	.13*	.53*	54*

* Not annualized.

† For the period December 31, 2019 (commencement of operations) to August 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amount (Note 2):

Percentage of average net assets
August 31, 2020	2.45%

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Income Strategies Portfolio	Income Strategies Portfolio 35

Notes to financial statements 8/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 31, 2019 (commencement of operations) through August 31, 2020.

Putnam Income Strategies Portfolio (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also makes other types of investments, such as investments in real estate investment trusts and convertible securities. The fund has a strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative models and techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	25%	5–50%
Fixed-Income	75%	50–95%

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes and may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

The fund’s shares are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. The fund’s shares are only available to Putnam fund of funds. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

36 Income Strategies Portfolio

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Income Strategies Portfolio 37

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through

38 Income Strategies Portfolio

variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $57,983 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There

Income Strategies Portfolio 39

are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $214,650 and the value of securities loaned amounted to $209,586.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit Effective August 28, 2020, the fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$14,127	$11,088	$25,215

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from unrealized gains and losses on certain futures contracts, from straddle loss deferrals and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $278,586 to increase undistributed net investment income and $278,586 to decrease accumulated net realized gain.

40 Income Strategies Portfolio

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$555,361
Unrealized depreciation	(248,334)
Net unrealized appreciation	307,027
Undistributed ordinary income	256,032
Capital loss carryforward	(25,215)
Cost for federal income tax purposes	$11,685,254

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $135,235 are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund does not pay Putnam Management a management fee.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $182,776 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

The fund has entered into expense offset arrangements with State Street whereby State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Income Strategies Portfolio 41

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,035,031	$1,069,342
U.S. government securities (Long-term)	—	—
Total	$4,035,031	$1,069,342

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD FROM 12/31/19
	(COMMENCEMENT OF OPERATIONS) TO 8/31/20
Fund	Shares	Amount
Shares sold	646,240	$6,473,830
Shares issued in connection with reinvestment of distributions	427	4,457
	646,667	6,478,287
Shares repurchased	(30,716)	(308,287)
Net increase	615,951	$6,170,000

At the close of the reporting period, Putnam Investments, LLC owned 500,192 shares of the fund (44.8% of the fund’s shares outstanding), valued at $5,247,014.

At the close of the reporting period, the Putnam Retirement Advantage Funds owned 55.2% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 31, 2019. Prior to December 31, 2019, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000 by Putnam Investments, LLC and the issuance of 500,000 shares.

42 Income Strategies Portfolio

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value as				Shares
	of 12/31/19				outstanding
	(commence-				and fair
	ment of	Purchase	Sale	Investment	value as
Name of affiliate	operations)	cost	proceeds	income	of 8/31/20
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$—	$578,640	$363,990	$37	$214,650
Putnam Short Term
Investment Fund**	—	10,690,627	2,192,454	25,103	8,498,173
Total Short-term
investments	$—	$11,269,267	$2,556,444	$25,140	$8,712,823

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Strategies Portfolio 43

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	6
OTC total return swap contracts (notional)	$5,800,000
Centrally cleared credit default contracts (notional)	$—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$22,589*	Unrealized depreciation	$107,904*
Total		$22,589		$107,904

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Credit contracts	$—	$(2,022)	$(2,022)
Equity contracts	(16,468)	278,869	262,401
Total	$(16,468)	$276,847	$260,379

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Equity contracts	$(27,332)	$(57,983)	$(85,315)
Total	$(27,332)	$(57,983)	$(85,315)

44 Income Strategies Portfolio

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Citibank, N.A.	Total
Assets:
OTC Total return swap contracts*#	$—	$22	$22
Futures contracts§	612	—	612
Total Assets	$612	$22	$634
Liabilities:
OTC Total return swap contracts*#	$—	$58,005	$58,005
Futures contracts§	2,150	—	2,150
Total Liabilities	$2,150	$58,005	$60,155
Total Financial and Derivative Net Assets	$(1,538)	$(57,983)	$(59,521)
Total collateral received (pledged)†##	$—	$—
Net amount	$(1,538)	$(57,983)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $50,995.

Income Strategies Portfolio 45

Federal tax information (Unaudited)

The fund designated 8.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 8.19%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

46 Income Strategies Portfolio

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Income Strategies Portfolio 47

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2020, there were 98 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48 Income Strategies Portfolio

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Income Strategies Portfolio 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Global Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Equity Income Fund
International Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

50 Income Strategies Portfolio

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2060 Fund
Putnam Retirement Advantage 2055 Fund
Putnam PanAgora**	Putnam Retirement Advantage 2050 Fund
Putnam PanAgora Managed Futures Strategy	Putnam Retirement Advantage 2045 Fund
Putnam PanAgora Market Neutral Fund	Putnam Retirement Advantage 2040 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2045 Fund
Putnam Retirement Advantage 2040 Fund
Asset Allocation	Putnam Retirement Advantage 2035 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2030 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2025 Fund
Putnam Retirement Advantage 2020 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Strategies Portfolio 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Income Strategies Portfolio

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Strategies Portfolio. It may also be used as sales literature when preceded or accompanied by the current PPM, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, call Putnam toll free at 1-800-225-1581. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus or PPM. For this and other information or to request a PPM, call 1-800-225-1581 toll free. Please read the PPM carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed for the last fiscal year for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2020*	$67,434	$ —	$11,890	$ —

*	For the period December 31, 2019 (commencement of operations) to August 31, 2020.

For the fiscal year ended August 31, 2020,the fund's independent auditor billed aggregate non-audit fees in the amount of $357,732 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last fiscal year for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last fiscal year for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2020*	$ —	$345,842	$ —	$ —

*	For the period December 31, 2019 (commencement of operations) to August 31, 2020.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 29, 2020